UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTIONS 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 30,2004


                          HOLLINGER INTERNATIONAL INC.
             (Exact name of registrant as specified in its charter)



            DELAWARE                     1-14164                  95-3518892
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
        of incorporation)                                    Identification No.)



             401 NORTH WABASH AVENUE, SUITE 740
                        CHICAGO, IL                                 60611
          (Address of principal executive offices)                (Zip Code)



       Registrant's telephone number, including area code: (312) 321-2299



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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On July 30, 2004, Hollinger International Inc.'s subsidiary, Hollinger International Publishing Inc. ("Publishing"), accepted for payment $290,600,000 in aggregate principal amount of its 9% Senior Notes due 2010 (the "Notes") tendered pursuant to Publishing's tender offer and consent solicitation for all of its outstanding Notes described in Publishing's Offer to Purchase and Consent Solicitation Statement dated June 24, 2004 (the "Offer to Purchase"). As a result, the supplemental indenture, dated as of July 13, 2004, setting forth the amendments to the indenture governing the Notes described in the Offer to Purchase has become operative. On August 2, 2004, Publishing paid $344,177,228 as consideration for the Notes tendered. $9,400,000 in aggregate principal amount of the Notes currently remain issued and outstanding under the Indenture for the Notes. A copy of the supplemental indenture is attached as Exhibit 99.1 hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  Exhibit 99.1 Supplemental Indenture, dated as of July 13,
                  2004.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               HOLLINGER INTERNATIONAL INC.
                                                         (Registrant)

Date: August 2, 2004                           By:  /s/ Robert T. Smith
                                                    ---------------------------
                                               Name:    Robert T. Smith
                                               Title:   Treasurer

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                                  EXHIBIT INDEX



EXHIBIT NUMBER         DESCRIPTION
--------------         -----------


Exhibit 99.1           Supplemental Indenture, dated as of July 13, 2004.